UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36378	20-0019425
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

321 South 1250 West, Suite 1, Lindon, Utah
(Address of principal executive offices)

84042
(Zip code)

801 796-5127
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revise financial standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common, $0.001 Par Value	PFIE	NASDAQ
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(On June 14, 2023, at the Annual Meeting of Stockholders of Profire Energy, Inc. (the “Company”), the stockholders approved and ratified the adoption of the Profire Energy, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), which had been previously approved by the Company’s board of directors, subject to stockholder approval. A description of the material terms of the 2023 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2023 under the caption “Proposal Two – Approval and Ratification of the 2023 Equity Incentive Plan.” The description of the 2023 Plan is qualified in its entirety by reference to the full text of the plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders (the “Meeting”) on June 14, 2023 in Lindon, Utah. Of the 47,352,186 total shares of common stock of the Company that were issued and outstanding on April 17, 2023, the record date for the Meeting, 36,515,432 shares, constituting approximately 77% of the total outstanding shares, were represented in person or by proxy at the Meeting.

The matters voted on and the results of the votes were as follows:

1. The stockholders elected five directors to the Company’s board of directors for the ensuing year and until their successors are elected and qualified. The votes regarding this proposal were as follows:

Nominee	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Brenton W. Hatch	27,671,049	1,122,996	1,655	7,719,732
Ryan W. Oviatt	27,572,329	1,221,720	1,650	7,719,733
Daren J. Shaw	27,345,710	1,448,339	1,650	7,719,733

Ronald R. Spoehel	27,345,804	1,448,245	1,650	7,719,733
Colleen Larkin Bell	24,232,918	4,561,131	1,650	7,719,733

2. The stockholders approved and ratified the 2023 Plan. The votes regarding this proposal were as follows:

2023 Plan	APPROVE	AGAINST	ABSTAIN	BROKER NON-VOTES
	21,117,937	5,477,147	2,200,615	7,719,733

3. The stockholders ratified the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the 2023 fiscal year. The votes regarding this proposal were as follows:

Auditor	FOR	AGAINST	ABSTAIN
Sadler, Gibb & Associates	36,378,753	20,821	115,858

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

10.1	Profire Energy, Inc. 2023 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 10-Q filed on May 9, 2023 (File No. 001-36378))
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL) document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROFIRE ENERGY, INC.
Date:	By:	/s/ Ryan W. Oviatt
June 21, 2023		Ryan Oviatt
Co-Chief Executive Officer & President

	By:	/s/ Cameron M. Tidball
Cameron M. Tidball
Co-Chief Executive Officer & President